                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                             Exchange Act of 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement        [_]  Confidential, for Use of the
                                             Commission Only (as permitted by
                                             Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                           CRAY COMPUTER CORPORATION
- - --------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)

- - --------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[_]  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2)
     or Item 22(a)(2) of Schedule 14A.

[_] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[X]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed:

     -------------------------------------------------------------------------

Notes:

               [LOGO AND NAME OF CRAY COMPUTER CORPORATION APPEARS HERE]

February 7, 1995

Dear Stockholder:

  A Special Meeting of Stockholders will be held at the Antlers Doubletree Hotel, 4 South Cascade Avenue, Colorado Springs, Colorado, at 9:00 o'clock A.M. on Monday, February 27, 1995, to consider an amendment to the Company's Certificate of Incorporation increasing the Company's authorized Common Stock from 60 million shares to 120 million shares.

  The reason why we are proposing this amendment is that the Company has reached a crossroads. We are getting close to the point where our new product, the CRAY-4 supercomputer, can be manufactured and delivered in response to potential orders. We believe that the CRAY-4, when completed, will provide the best available performance at its price level available anywhere in the high performance scientific supercomputer market. Several U.S. Government agencies have shown a strong interest in the CRAY-4.

  At the same time, we need to raise additional capital. We need approximately $20 million in new capital to get the CRAY-4 into the market and generating revenue. We expect to be ready to deliver the first CRAY-4 by mid-1995.

  Since we have borrowed about as much as we can or should, we must increase our authorized common stock so that we can issue enough shares to raise the capital we need. That is the reason for the amendment to our Certificate of Incorporation on which we would like your favorable vote.

  You are invited to attend the meeting and I look forward to seeing you, but it is very important that your shares be represented at the meeting, whether or not you can attend. I urge you to promptly sign and return your proxy card in the enclosed envelope.

                                             Sincerely,


                                             [SIGNATURE OF
                                             SEYMOUR R. CRAY APPEARS HERE]

                                             Seymour R. Cray Chairman of the
                                             Board and  Chief Executive
                                             Officer

                           CRAY COMPUTER CORPORATION
                              1110 BAYFIELD DRIVE
                           COLORADO SPRINGS, CO 80906

                   NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

  A Special Meeting of Stockholders of Cray Computer Corporation will be held at the Antlers Doubletree Hotel, 4 South Cascade Avenue, Colorado Springs, Colorado, on Monday, February 27, 1995, at 9:00 A.M. Mountain Standard Time
(MST) to consider and act on the following matters:

      (1) To approve an amendment to ARTICLE IV of the Company's Restated Certificate of Incorporation pursuant to which the first paragraph of
    ARTICLE IV will provide as follows:

              "The total number of shares of stock which the Corporation shall have authority to issue is one hundred twenty million (120,000,000) shares of Common Stock, having a par value of One Cent ($0.01) per share, and twenty million (20,000,000) shares of Preferred Stock having a par value of One Cent ($0.01) per share.

      (2) To transact such other business as may properly come before the meeting and any adjournments thereof.

  Stockholders of record at the close of business on January 25, 1995, are entitled to vote at the meeting or any adjournments thereof.

                                           By Order of the Board of Directors

                                           [SIGNATURE OF
                                           WILLIAM G. SKOLOUT APPEARS HERE]

                                           William G. Skolout
                                           Secretary

February 7, 1995
Colorado Springs, Colorado

PLEASE EXECUTE THE ENCLOSED PROXY CARD AND RETURN IT TO THE COMPANY IN THE ENCLOSED ENVELOPE. NO POSTAGE IS NECESSARY IF IT IS MAILED IN THE UNITED STATES. GIVING THE PROXY WILL NOT AFFECT YOUR RIGHT TO VOTE IN PERSON IF YOU ATTEND THE MEETING.

                           CRAY COMPUTER CORPORATION

                              1110 BAYFIELD DRIVE

                           COLORADO SPRINGS, CO 80906

                                PROXY STATEMENT

                        SPECIAL MEETING OF STOCKHOLDERS

                               FEBRUARY 27, 1995

                               PROXY SOLICITATION

  This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Cray Computer Corporation (the "Company"), a Delaware corporation, of proxies to be voted at the Company's Special Meeting of Stockholders to be held at the Antlers Doubletree Hotel, 4 South Cascade Avenue, Colorado Springs, Colorado, on Monday, February 27, 1995, at 9:00 A.M., Mountain Standard Time (MST) or at any adjournment thereof (the "Special Meeting"). This Proxy Statement and the enclosed form of proxy card ("proxy card") are being mailed to each stockholder on or about February 7, 1995.

VOTING RIGHTS AND VOTE REQUIRED

  Stockholders of record as of the close of business on January 25, 1995, will be entitled to vote at the meeting or any adjournments thereof. On that date, the Company had 44,171,301 shares of Common Stock outstanding. Each share is entitled to one vote. The presence of a majority of the shares entitled to vote at the meeting in person or by proxy will constitute a quorum for the meeting. A list of the stockholders entitled to vote at the Special Meeting will be available for inspection by any stockholder at the Company's offices at 1110 Bayfield Drive, Colorado Springs, Colorado, from February 18 to February 27, 1995, during ordinary business hours.

  A stockholder may revoke a proxy at any time before it is exercised by filing a written revocation or another proxy bearing a later date with the Secretary of the Company, or by attending the meeting and withdrawing the proxy prior to its exercise. When a proxy card is returned properly signed, the shares represented will be voted in accordance with the stockholder's directions. If no directions are indicated on the proxy card, the shares will be voted "FOR" any proposals to be considered at the meeting.


  The affirmative vote of the holders of a majority of the shares entitled to vote at the meeting on the proposed amendment to the Company's Restated Certificate of Incorporation is required to approve the proposal. Votes may be cast in favor of or against the proposed amendment, or a stockholder may expressly abstain from voting ("Abstentions"). Abstentions are counted for purposes of determining the presence or absence of a quorum for the transaction of business. Abstentions are counted in the tabulation of the total number of shares entitled to vote on the proposed amendment and thus have the effect of a vote against the proposal.

  The cost of solicitation of proxies will be borne by the Company. The Company has employed Chemical Bank for a fee of approximately $10,000 to assist in this solicitation. In addition, the Company will reimburse brokers and other persons holding stock in their names or in the names of nominees for expenses incurred in sending proxy material to beneficial owners and obtaining their proxies. There may also be incidental personal solicitation at nominal expense made by regular employees of the Company.

           PRINCIPAL SHAREHOLDER AND SECURITY OWNERSHIP OF MANAGEMENT

PRINCIPAL SHAREHOLDER


  The following person is the only person known to the Company who on January 25, 1995, beneficially owned more than 5% of the Company's Common Stock, its only class of outstanding voting securities:

          NAME AND ADDRESS OF           AMOUNT AND NATURE OF
           BENEFICIAL OWNER             BENEFICIAL OWNERSHIP(1) PERCENT OF CLASS
          -------------------           ----------------------- ----------------
Seymour R. Cray........................        3,670,268              8.3%
1110 Bayfield Drive
Colorado Springs, CO 80906

- - --------

(1)Beneficial ownership results from sole voting and investment power.

SECURITY OWNERSHIP OF MANAGEMENT


  The following table sets forth information with respect to the shares of Common Stock which were beneficially owned by each director and executive officer of the Company and by all directors and executive officers as a group as of January 25, 1995, according to data furnished by the persons named.

                        SECURITY OWNERSHIP OF MANAGEMENT

                                        AMOUNT AND NATURE OF
                                       BENEFICIAL COMMON STOCK
           BENEFICIAL OWNER                 OWNERSHIP(1)       PERCENT OF CLASS
           ----------------            ----------------------- ----------------
Seymour R. Cray.......................        3,670,268              8.3%
Jean-Louis Gassee.....................          260,000               *
Thomas A. Longo.......................           12,035               *
Terry A. Willkom......................          123,441               *
Charles W. Breckenridge...............          120,336               *
William G. Skolout....................           80,000               *
Howard R. Watts.......................           42,000               *
All directors and executive officers
 as a group...........................        4,308,080              9.8%

- - --------
 *Represents beneficial ownership of less than 1 percent of the outstanding Common Stock.


(1) Mr. Willkom's shares include 100 shares which are owned indirectly by him. Mr. Breckenridge's shares include 336 shares which are owned jointly with his wife. Each of the named persons has sole voting and investment power for the other shares shown.

                               PROPOSED AMENDMENT

ACTION BY BOARD OF DIRECTORS

  The Company's Board of Directors on January 25, 1995, approved the proposed amendment to the Company's Restated Certificate of Incorporation, declared its advisability, and called the Special Meeting for the holders of the Company's issued and outstanding Common Stock to consider and vote on the proposed amendment.

PURPOSE AND EFFECT OF THE PROPOSED AMENDMENT

  The purpose of the proposed increase in authorized Common Stock is to permit the issuance of additional shares of Common Stock to investors in or outside the United States, who may or may not be existing stockholders of the Company. The proceeds from such issuances will be used to continue the design, development, manufacture and marketing of the Company's supercomputer products.


  The Company has authorized capital stock of 80,000,000 shares, consisting of 60,000,000 shares of Common Stock and 20,000,000 shares of Preferred Stock. As of January 25, 1995, the number of issued and outstanding shares of Common Stock was 44,171,301 and no shares of Preferred Stock were outstanding. Only 12,232,772 shares of authorized Common Stock are available for issuance. If the proposed Amendment is adopted, 72,232,772 shares of Common Stock will be authorized and available for issuance.

  The terms and rights of the additional shares of Common Stock to be authorized will be identical to those of presently outstanding shares and to those of presently authorized but unissued shares of Common Stock. Since holders of Common Stock have no pre-emptive rights to subscribe to any of the additional authorized shares, the issuance of any such additional shares in other than a rights offering to existing shareholders will reduce the percentage ownership in the Company of existing shareholders. Any such issuances are expected to be made for consideration exceeding the book value per share of the Company's issued and outstanding Common Stock, but may be made at a lesser price per share than the trading price of the Company's shares of Common Stock on the Nasdaq National Market at the time the issuances are made.

REASONS FOR THE PROPOSED AMENDMENT

 URGENT NEED FOR CAPITAL

  Although substantial progress has been made in the development of the CRAY-4 supercomputer system, the Company continues to need large amounts of working capital to continue its operations. The Company has received no orders for or revenues from the sale of its products and cannot meet its needs through additional debt financing.

  The Company's existing cash resources will allow the Company to continue operating through February, 1995. After that, the Company will need substantial financing to continue operations until a time when it may begin to obtain revenues from sales of the CRAY-4 or other supercomputer systems. The management of the Company believes that if additional shares of Common Stock are not authorized and issued, the Company will not be able to continue operations at their present level during the intervening period. It does not expect that revenues from sales will be received before June, 1995, at the earliest.

  PROPOSED PRIVATE OFFERING TO FOREIGN INVESTORS. The Company has entered into an agreement with Marleau, Lemire Securities, Inc. of Montreal, Canada, for a best efforts private placement to institutional investors outside the United States intended to comply with the requirements of Regulation S of the United States Securities and Exchange Commission. The private placement is presently expected to involve at least 20 million shares of Common Stock of the Company at a price per share which is not yet determined.

  POTENTIAL RIGHTS OFFERING. The Company's Board of Directors has also considered and investigated the making of a rights offering to its stockholders pursuant to which each of them would have an opportunity to subscribe for additional shares of Common Stock in proportion to their holdings of Common Stock on the record date for the rights offering. If the proposed private offering to foreign investors is not completed and the Company's Board of Directors determines that a rights offering will provide a feasible means of providing the substantial capital required by the Company, the Board of Directors will authorize and carry out a rights offering without submitting the plan for the rights offering for approval by shareholders. While the Company's Board of Directors has not decided to make such a rights offering nor determined its terms, the number of shares of Common Stock presently authorized and unissued would be insufficient to permit sale of the number of shares necessary to meet the Company's urgent capital needs.

  OTHER POSSIBLE ISSUANCES. The Company will require substantial additional capital during 1995, and perhaps in future years. There is no assurance that this capital can be obtained without issuances of Common Stock in addition to those described above. Such issuances may be made in private offerings to investors inside or outside the United States. It is also possible, although not presently contemplated by the Company, that Common Stock would be issued in a public offering (other than a rights offering) or that Common Stock would be part of a transaction with a strategic partner or partners providing capital in exchange for the opportunity to share in the Company's technology.


IN VIEW OF THE FOREGOING FACTORS, THE BOARD OF DIRECTORS OF THE COMPANY UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE IN FAVOR OF THE INCREASE IN AUTHORIZED COMMON STOCK.

                     STOCKHOLDER PROPOSALS AND NOMINATIONS

  Any proposal by a stockholder of the Company to be presented at the 1995 Annual Meeting of the Stockholders must have been received by the Company no later than December 1, 1994.

                                 OTHER MATTERS

  The Board of Directors knows of no matters other than those discussed in this Proxy Statement that properly may be or are likely to be brought before the meeting. In the event any other matters are properly brought before the meeting, the proxy holders or their substitutes will vote in accordance with their best judgment on such matters.

                                          BY ORDER OF THE BOARD OF DIRECTORS

                                          [SIGNATURE OF
                                          WILLIAM G. SKOLOUT APPEARS HERE]

                                          William G. Skolout
                                          Secretary

February 7, 1995
Colorado Springs, Colorado

                           CRAY COMPUTER CORPORATION

                                   EXHIBIT A

                   FORM OF PROPOSED AMENDMENT TO THE RESTATED
                          CERTIFICATE OF INCORPORATION

  RESOLVED, that the Restated Certificate of Incorporation of Cray Computer Corporation (the "Company") be amended by deleting the first paragraph of
Article IV, and substituting the following paragraph therefor:

      "The total number of shares of stock which the Corporation shall have authority to issue is one hundred twenty million (120,000,000) shares of Common Stock, having a par value of One Cent ($0.01) per share, and twenty million (20,000,000) shares of Preferred Stock, having a par value of One Cent ($0.01) per share."

      CRAY COMPUTER CORPORATION
      1110 Bayfield Drive
      Colorado Springs, Colorado 80906
      719-579-6464

[LOGO AND NAME OF CRAY COMPUTER CORPORATION APPEARS HERE]

                                REVOCABLE PROXY

        THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
                           CRAY COMPUTER CORPORATION

  The undersigned holder(s) of shares of Common Stock of Cray Computer Corporation (the "Company") hereby appoints William G. Skolout and Renita Wolf, or either of them, each with full power of substitution, to vote all shares of said stock which the undersigned could vote if personally present at the Special Meeting of Stockholders of the Company to be held on Monday, February 27, 1995 at 9:00 o'clock A.M., Mountain Standard Time, at the Antlers Doubletree Hotel, 4 South Cascade Avenue, Colorado Springs, Colorado, and at adjournments thereof, on the following matters:

1. Proposal to approve an amendment to the Company's Restated Certificate of Incorporation deleting the first paragraph of Article IV thereof and substituting the following paragraph therefor:

   "The total number of shares of stock which the Corporation shall have authority to issue is one hundred twenty million (120,000,000) shares of Common Stock, having a par value of One Cent ($0.01) per share, and twenty million (20,000,000) shares of Preferred Stock, having a par value of One Cent ($0.01) per share."

                   [_] FOR      [_] AGAINST      [_] ABSTAIN

2. In their discretion, on such other business as may properly come before the Special Meeting of Stockholders or any adjournments thereof.

   [_] I plan to attend the meeting

                                              (Continued on the other side)


  Whether or not you plan to attend the meeting, you are urged to execute and return this Proxy, which may be revoked at any time prior to its use. This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR EACH PROPOSAL LISTED.

                                         THIS PROXY SHOULD BE DATED AND SIGNED
                                         BY THE STOCKHOLDER OR HIS ATTORNEY IN
                                         WRITING OR IN ANY OTHER MANNER
                                         PERMITTED BY LAW. IF SHARES ARE HELD
                                         BY TWO OR MORE PERSONS, ANY ONE MAY
                                         SIGN. IF SIGNING AS EXECUTOR,
                                         ADMINISTRATOR, TRUSTEE OR GUARDIAN OR
                                         AS A CORPORATE OFFICER, PLEASE GIVE
                                         FULL TITLE. IF A CORPORATION, PLEASE
                                         SIGN IN FULL CORPORATE NAME BY THE
                                         PRESIDENT OR OTHER AUTHORIZED
                                         OFFICER. IF A PARTNERSHIP, PLEASE
                                         SIGN IN PARTNERSHIP NAME BY AN
                                         AUTHORIZED PERSON.

                                         Dated: _________________________, 1995

                                         ______________________________________
                                                Signature of Stockholder

                                         ______________________________________
                                                Signature of Stockholder
                                                   (if held jointly)

                                         PLEASE SIGN EXACTLY AS THE
                                         STOCKHOLDER NAME APPEARS HEREON. DATE
                                         AND RETURN THIS PROXY IN THE REPLY
                                         ENVELOPE PROVIDED. IF YOU RECEIVE
                                         MORE THAN ONE PROXY CARD, PLEASE SIGN
                                         AND RETURN ALL CARDS RECEIVED.

   [LOGO AND NAME OF CRAY COMPUTER CORPORATION APPEARS HERE]

                                REVOCABLE PROXY

        THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
                           CRAY COMPUTER CORPORATION

        The undersigned holder(s) of shares of Common Stock of Cray Computer Corporation (the "Company") hereby appoints William G. Skolout and Renita Wolf, or either of them, each with full power of substitution, to vote all shares of said stock which the undersigned could vote if personally present at the Special Meeting of Stockholders of the Company to be held on Monday, February 27, 1995 at 9:00 o'clock A.M., Mountain Standard Time, at the Antlers Doubletree Hotel, 4 South Cascade Avenue, Colorado Springs, Colorado, and at adjournments thereof, on the following matters:

                                                   (Continued on other side)

             Whether or not you plan to attend the meeting,      [X] Please mark
             you are urged to execute and return this                your votes
             Proxy, which may be revoked at any time prior           like this
             to its use. This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. IF NO DIRECTION IS
             GIVEN, THIS PROXY WILL BE VOTED FOR EACH PROPOSAL
             LISTED.

       --------
        COMMON

 1. Proposal to approve an               2. In their discretion, on such other
    amendment to the Company's              business as may properly come
    Restated Certificate of                 before the Special Meeting of
    Incorporation deleting the              Stockholders or any adjournments
    first paragraph of Article              thereof.
    IV thereof and substituting
    the following paragraph
    therefor:
 "The total number of shares of
 stock which the Corporation
 shall have authority to issue
 is one hundred twenty million
 (120,000,000) shares of Common
 Stock, having a par value of One
 Cent ($0.01) per share, and
 twenty million (20,000,000) shares
 of Preferred Stock, having a par
 value of One Cent ($0.01) per share."

   FOR     AGAINST     ABSTAIN
   [_]       [_]         [_]


                                               I PLAN TO ATTEND MEETING [_]

                                               COMMENTS/ADDRESS CHANGE
                                               Please mark this box if
                                               you have written         [_]
                                               comments/address change
                                               on the reverse side.


Signature(s): _______________ _______________ Dated: _____________________, 1995
THIS PROXY SHOULD BE DATED AND SIGNED BY THE STOCKHOLDER OR HIS ATTORNEY AUTHO-RIZED IN WRITING OR IN ANY OTHER MANNER PERMITTED BY LAW. IF SHARES ARE HELD BY TWO OR MORE PERSONS, ANY ONE MAY SIGN. IF SIGNING AS EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN OR AS A CORPORATE OFFICER, PLEASE GIVE FULL TITLE. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY THE PRESIDENT OR OTHER AU-THORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AN AU-THORIZED PERSON.